Supplement Dated February 25, 2026

To The Prospectus Dated April 28, 2025, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective April 27, 2026, the JNL/American Funds Global Small Capitalization Fund’s (the “Fund”) investment objective and investment strategy will change, and the Fund’s name will change to the JNL Multi-Manager Global Small Cap Fund. In connection with these changes, effective April 27, 2026, the JNL Multi-Manager Global Small Cap Fund under normal circumstances, will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of small-capitalization companies. The JNL Multi-Manager Global Small Cap Fund will seek to achieve its investment objective by investing in underlying funds that, in turn, invest primarily in equity securities of small-capitalization companies (“Underlying Funds”). Because each Underlying Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in securities of small-capitalization companies, and one of the Underlying Funds invests in the securities of companies domiciled in at least three different countries, the JNL Multi-Manager Global Small Cap Fund will have exposure to securities of small-capitalization companies and to at least three different countries through its investments in the Underlying Funds.

This Supplement is dated February 25, 2026.